UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 4888

Dreyfus Short-Intermediate Government Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	11/30/10

FORM N-CSR

Item 1.                        Reports to Stockholders.

2

ANNUAL REPORT November 30, 2010

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
12	Statement of Financial Futures
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Important Tax Information
29	Information About the Review and Approval of the Fund’s Management Agreement
33	Board Members Information
35	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Short-Intermediate
Government Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Short-Intermediate Government Fund, covering the 12-month period from December 1, 2009, through November 30, 2010.

Bonds delivered respectable returns over the past year despite periodic bouts of volatility stemming from domestic and global economic uncertainty. Although U.S. GDP growth was positive throughout the reporting period, the economic recovery has been milder than historical averages. Stubbornly high levels of unemployment and persistent weakness in housing markets weighed on domestic economic activity, and a sovereign debt crisis in Europe sparked a global “flight to quality” toward traditional safe havens, including U.S. government securities. Low inflation and a stimulative monetary policy also supported longer-term bond prices.

We are cautiously optimistic regarding economic and market prospects in 2011. A weaker U.S. dollar is likely to support exports and limit imports, residential construction appears set to begin recovering from depressed levels, and employment growth has begun to expand enough to generate gains in wage and salary income. However, we expect inflationary pressures and short-term interest rates to remain low for some time to come.As always, to determine how these current market factors may affect your portfolio investments, we urge you to talk with your financial advisor to ensure that you are positioned appropriately to meet your current and future investment needs.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2009, through November 30, 2010, as provided by Theodore W. Bair, Jr., Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended November 30, 2010, Dreyfus Short-Intermediate Government Fund achieved a total return of 1.16%.1 In comparison, the fund’s benchmark, the BofA Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index (the “Index”), achieved a total return of 1.73%.2

Although the U.S. government securities market encountered heightened volatility at times during the reporting period as investors reacted to each new release of economic data, shorter-term securities remained anchored by a historically low federal funds rate. The fund produced modestly lower returns than its benchmark, primarily due to its exposure to U.S. government agency securities, which lagged the U.S.Treasury securities that comprise 100% of the Index.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income.To pursue its goal, the fund normally invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements collateralized by such securities.The fund may invest up to 35% of its assets in mortgage-related securities issued by U.S. government agencies, such as mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and collateralized mortgage obligations (“CMOs”).These instruments include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government. The fund generally maintains an average effective duration of approximately three years or less.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Short-Term Yields Anchored by Low Overnight Rates

The U.S. economy continued to recover from recession throughout the reporting period, but the pace of the expansion has been slower than historical averages. In the spring of 2010, investors responded cautiously to new economic concerns stemming from a sovereign debt crisis in Europe, as well as high unemployment and weak housing markets in the United States. In light of these challenges, and as it has since December 2008, the Federal Reserve Board (the “Fed”) left short-term interest rates unchanged in a historically low range between 0% and 0.25%.

U.S. government securities encountered heightened volatility in this market environment. Traditional safe havens generally lagged broader market averages early in the reporting period, when investors favored higher-yielding market sectors in anticipation of improving conditions for businesses and the housing market.These hopes were dashed for a time over the spring and summer of 2010, when renewed global instability kindled fears of a double-dip recession, and the resulting “flight to quality” buoyed prices of U.S. government securities. Optimism generally returned to the market in the fall, when it became apparent that a return to recession was unlikely and investors looked forward to the Fed’s purchase of $600 billion of U.S.Treasury securities. However, those gains were mostly erased in November, when concerns regarding future inflationary pressures led to a sell-off among U.S. government securities. For the reporting period overall, short- and intermediate-term U.S.Treasury securities produced higher total returns, on average, than comparable U.S. government agency securities.

Agency Exposure Dampened Fund Returns

The fund effectively sheltered shareholders from much of the volatility affecting longer-term bonds during the reporting period. However, its results compared to its benchmark were undermined to a degree by its holdings of U.S. government agency securities, which generally trailed U.S.Treasury securities with comparable maturities.We had established the fund’s positions in agency securities to capture their incrementally higher yields in the low interest-rate environment.The fund captured particularly attractive yields from collateralized mortgage obligations (“CMOs”) backed by U.S. government agencies.

We maintained the fund’s interest-rate strategies in a generally neutral position, which helped limit the effects of heightened market volatility. We kept the fund’s average duration within a range that was roughly in line with the fund’s benchmark, and we generally emphasized cash and bonds with three-year maturities over securities with two-year maturities, which we considered more richly valued. We employed futures contracts to help establish the fund’s duration posture.

Short-Term Rates Likely to Remain Low

Although we expect the economic recovery to persist, the Fed repeatedly has signaled its intention to keep short-term interest rates low for an extended period in order to stimulate greater economic growth. Indeed, the implementation of a new round of quantitative easing in November is widely regarded as confirmation that Fed policy in 2011 is likely to remain focused on stimulating the economy rather than fighting inflation.

Therefore, we have continued to maintain a neutral interest-rate posture while seeking incrementally higher yields among U.S. government agency securities, including agency debentures and mortgage-backed securities. Of course, we are prepared to adjust our strategies should economic and market conditions change.

December 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch Governments, U.S.Treasury, Short-Term (1-3Years)
Index is an unmanaged performance benchmark for Treasury securities with maturities of one to three years; issues in the index must have par amounts outstanding greater than or equal to $1 billion. Index returns do not reflect fees and expenses associated with operating a mutual fund.
Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 11/30/10
	1 Year	5 Years	10 Years
Fund	1.16%	3.92%	3.60%
BofA Merrill Lynch Governments,
U.S. Treasury, Short-Term
(1-3 Years) Index	1.73%	4.29%	4.06%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Short-Intermediate Government Fund on
11/30/00 to a $10,000 investment made in the BofA Merrill Lynch Governments, U.S.Treasury, Short-Term
(1-3Years) Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account fees and expenses.The Index, unlike the fund, is an unmanaged performance benchmark for Treasury securities with maturities of 1-3 years; issues in the Index must have par amounts outstanding greater than or equal to $1 billion. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short-Intermediate Government Fund from June 1, 2010 to November 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2010

Expenses paid per $1,000†	$ 3.98
Ending value (after expenses)	$1,009.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2010

Expenses paid per $1,000†	$ 4.00
Ending value (after expenses)	$1,021.11

† Expenses are equal to the fund’s annualized expense ratio of .79%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS

November 30, 2010

	Coupon	Maturity	Principal
Bonds and Notes—99.5%	Rate (%)	Date	Amount ($)		Value ($)
Bank & Finance—9.9%
Bank of America,
Gtd. Notes	2.38	6/22/12	2,200,000		2,263,822
Citigroup,
Gtd. Bonds	2.13	4/30/12	2,110,000		2,158,123
General Electric Capital,
Gtd. Notes	3.00	12/9/11	2,200,000		2,258,560
Goldman Sachs Group,
Gtd. Notes	2.15	3/15/12	2,000,000	[a]	2,042,778
JPMorgan Chase & Co.,
Gtd. Notes	3.13	12/1/11	1,105,000		1,135,153
Key Bank,
Gtd. Notes	3.20	6/15/12	1,720,000	[a]	1,792,376
Morgan Stanley,
Gtd. Notes	2.25	3/13/12	2,105,000		2,152,924
US Bancorp,
Gtd. Notes	2.25	3/13/12	2,000,000	[a]	2,045,534
US Central Federal Credit,
Gov’t. Gtd. Notes	1.90	10/19/12	1,300,000		1,330,958
Wells Fargo & Co.,
Gtd. Notes	3.00	12/9/11	2,105,000		2,160,595
					19,340,823
U.S. Government Agencies—25.5%
Federal Home Loan Bank,
Bonds	1.88	6/21/13	8,500,000		8,746,236
Federal Home Loan Mortgage Corp.,
Notes	0.80	4/19/13	2,000,000	[b]	2,000,170
Federal Home Loan Mortgage Corp.,
Notes	1.15	10/7/13	2,600,000	[b]	2,606,209
Federal Home Loan Mortgage Corp.,
Notes	0.17	1/11/12	4,620,000	[b,c]	4,618,092
Federal Home Loan Mortgage Corp.,
Notes	0.21	2/16/12	4,000,000	[b,c]	3,999,828
Federal Home Loan Mortgage Corp.,
Notes	1.38	1/9/13	10,000,000	[a,b]	10,156,400
Federal National Mortgage
Association, Notes	0.70	10/19/12	1,685,000	[b]	1,683,271
Federal National Mortgage
Association, Notes	0.80	12/13/12	1,940,000	[b,d]	1,936,961

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies (continued)
Federal National Mortgage
Association, Notes	1.05	10/22/13	2,000,000	[b]	1,996,032
Federal National Mortgage
Association, Notes	1.13	9/17/13	1,385,000	[b]	1,386,705
Federal National Mortgage
Association, Notes	1.30	8/9/13	2,075,000	[b]	2,077,519
Federal National Mortgage
Association, Unscd. Notes	1.75	2/22/13	7,100,000	[b]	7,274,816
Small Business Administration
Participation, Gov’t Gtd.
Ctfs., Ser. 20G	6.85	7/1/17	1,366,211		1,495,584
					49,977,823
U.S. Government Agencies/
Mortgage-Backed—13.4%
Federal Home Loan Mortgage Corp.:
4.50%, 9/1/14			715,980	[b]	740,168
5.00%, 1/1/11			826,804	[b]	850,006
Ser. 3574, Cl. AC, 1.85%, 8/15/14			1,208,094	[b]	1,218,985
Structured Pass-Through Secs.,
Ser. T-7, Cl. A6, 7.03%, 8/25/28			24,095	[b,c]	24,252
Federal National Mortgage Association:
4.50%, 11/1/14			583,177	[b]	617,320
5.50%, 9/1/14—4/1/16			459,036	[b]	489,934
Ser. 2002-83, REMICS,
Cl. DH, 5.00%, 9/25/17			1,049,695	[b]	1,088,686
Whole Loan, Ser. 2001-W2,
Cl. AF6, 6.59%, 10/25/31			1,616,144	[b,c]	1,727,349
Government National Mortgage Association I:
Ser. 2010-159, Cl. A, 2.16%, 1/16/33			2,000,000	[d]	2,029,980
Ser. 2004-43, Cl. A, 2.82%, 12/16/19			248,595		250,317
Ser. 2004-97, Cl. AB, 3.08%, 4/16/22			347,991		352,059
Ser. 2009-27, Cl. A, 3.28%, 7/16/37			976,408		1,019,107
Ser. 2006-42, Cl. A, 3.30%, 10/16/29			1,533,747		1,561,716
Ser. 2005-90, Cl. A, 3.76%, 9/16/28			874,618		902,498
Ser. 2006-39, Cl. A, 3.77%, 6/16/25			526,588		536,427
Ser. 2005-34, Cl. A, 3.96%, 9/16/21			77,008		77,016
Ser. 2005-79, Cl. A, 4.00%, 10/16/33			248,133		251,083
Ser. 2005-29, Cl. A, 4.02%, 7/16/27			657,465		682,518
Ser. 2009-4, Cl. AB, 4.02%, 3/16/37			976,624		1,033,878
Ser. 2005-42, Cl. A, 4.05%, 7/16/20			34,653		34,642

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Agencies/Mortgage-Backed (continued)
Government National Mortgage Association I (continued):
Ser. 2006-6, Cl. A, 4.05%, 10/16/23	58,900		59,085
Ser. 2004-51, Cl. A, 4.15%, 2/16/18	120,499		120,991
Ser. 2006-30, Cl. A, 4.18%, 4/16/28	1,080,007		1,122,215
Ser. 2006-3, Cl. A, 4.21%, 1/16/28	432,293		440,234
Ser. 2006-5, Cl. A, 4.24%, 7/16/29	1,722,382		1,794,062
Ser. 2005-52, Cl. A, 4.29%, 1/16/30	282,195		287,363
Ser. 2005-59, Cl. A, 4.39%, 5/16/23	215,635		218,893
Ser. 2005-32, Cl. B, 4.39%, 8/16/30	425,802		431,362
Ser. 2008-39, Cl. A, 4.50%, 2/16/23	1,833,446		1,878,413
Ser. 2009-4, Cl. AB, 4.80%, 11/16/37	1,399,250		1,506,978
Ser. 2008-86, Cl. A, 4.84%, 11/16/25	1,371,072		1,427,408
Ser. 2006-18, Cl. A, 4.97%, 12/16/21	781,133		789,766
Ser. 2006-32, Cl. A, 5.08%, 1/16/30	614,605		647,064
			26,211,775
U.S. Treasury Notes—50.7%
1.00%, 7/15/13	36,565,000		36,959,427
1.38%, 5/15/12	33,550,000		34,041,474
1.38%, 2/15/13	27,890,000		28,415,113
			99,416,014
Total Bonds and Notes
(cost $193,006,896)			194,946,435

Short-Term Investments—.0%
U.S. Treasury Bills;
0.13%, 1/13/11
(cost $19,997)	20,000	[e]	19,997

Other Investment—2.2%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,292,000)	4,292,000	[f]	4,292,000

Investment of Cash Collateral
for Securities Loaned—3.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $6,204,369)	6,204,369 [f]	6,204,369

Total Investments (cost $203,523,262)	104.9%	205,462,801
Liabilities, Less Cash and Receivables	(4.9%)	(9,662,095)
Net Assets	100.0%	195,800,706

REMICS—Real Estate Mortgage Investment Conduits

a Security, or portion thereof, on loan.At November 30, 2010, the market value of the fund’s securities on loan was
$6,031,815 and the market value of the collateral held by the fund was $6,204,369.
b The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
c Variable rate security—interest rate subject to periodic change.
d Purchased on a delayed delivery basis.
e Held by a broker as collateral for open financial futures positions.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)	Value (%)
U.S. Government & Agencies	89.6	Short-Term/Money Market Investments 5.4
Corporate Bonds	9.9	104.9
† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF FINANCIAL FUTURES

November 30, 2010

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 11/30/2010 ($)
Financial Futures Long
U.S. Treasury 2-Year Notes	15	3,290,625	March 2011	4,922

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $6,031,815)—Note 1(b):
Unaffiliated issuers	193,026,893	194,966,432
Affiliated issuers	10,496,369	10,496,369
Cash		12,036
Dividends and interest receivable		743,941
Receivable for shares of Beneficial Interest subscribed		34,223
Receivable for futures variation margin—Note 4		3,984
Prepaid expenses		8,973
		206,265,958
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		109,306
Liability for securities on loan—Note 1(b)		6,204,369
Payable for investment securities purchased		3,972,779
Payable for shares of Beneficial Interest redeemed		99,276
Accrued expenses		79,522
		10,465,252
Net Assets ($)		195,800,706
Composition of Net Assets ($):
Paid-in capital		209,759,150
Accumulated undistributed investment income—net		1,691,566
Accumulated net realized gain (loss) on investments		(17,594,471)
Accumulated net unrealized appreciation (depreciation) on investments
(including $4,922 net unrealized appreciation on financial futures)		1,944,461
Net Assets ($)		195,800,706
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		18,135,792
Net Asset Value, offering and redemption price per share ($)		10.80

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS

Year Ended November 30, 2010

Investment Income ($):
Income:
Interest	3,576,886
Income from securities lending—Note 1(b)	14,442
Cash Dividends;
Affiliated issuers	12,076
Total Income	3,603,404
Expenses:
Management fee—Note 3(a)	1,033,639
Shareholder servicing costs—Note 3(b)	390,504
Professional fees	68,387
Registration fees	42,779
Prospectus and shareholders’ reports	15,786
Custodian fees—Note 3(b)	17,948
Trustees’ fees and expenses—Note 3(c)	4,939
Loan commitment fees—Note 2	4,346
Miscellaneous	35,765
Total Expenses	1,614,093
Less—reduction in fees due to earnings credits—Note 3(b)	(548)
Net Expenses	1,613,545
Investment Income—Net	1,989,859
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,333,130
Net realized gain (loss) on financial futures	63,746
Net Realized Gain (Loss)	1,396,876
Net unrealized appreciation (depreciation) on investments	(1,128,464)
Net unrealized appreciation (depreciation) on financial futures	(8,203)
Net Unrealized Appreciation (Depreciation)	(1,136,667)
Net Realized and Unrealized Gain (Loss) on Investments	260,209
Net Increase in Net Assets Resulting from Operations	2,250,068

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2010	2009
Operations ($):
Investment income—net	1,989,859	4,928,587
Net realized gain (loss) on investments	1,396,876	2,680,627
Net unrealized appreciation
(depreciation) on investments	(1,136,667)	878,075
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,250,068	8,487,289
Dividends to Shareholders from ($):
Investment income—net	(3,181,833)	(6,029,089)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	45,548,316	93,038,613
Dividends reinvested	2,875,778	5,505,499
Cost of shares redeemed	(75,254,360)	(89,394,726)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(26,830,266)	9,149,386
Total Increase (Decrease) in Net Assets	(27,762,031)	11,607,586
Net Assets ($):
Beginning of Period	223,562,737	211,955,151
End of Period	195,800,706	223,562,737
Undistributed investment income—net	1,691,566	1,490,375
Capital Share Transactions (Shares):
Shares sold	4,220,050	8,632,330
Shares issued for dividends reinvested	266,722	510,058
Shares redeemed	(6,980,630)	(8,289,306)
Net Increase (Decrease) in Shares Outstanding	(2,493,858)	853,082

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended November 30,
	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.84	10.72	10.50	10.40	10.40
Investment Operations:
Investment income—net[a]	.10	.24	.34	.44	.38
Net realized and unrealized
gain (loss) on investments	.02	.17	.24	.09	.01
Total from Investment Operations	.12	.41	.58	.53	.39
Distributions:
Dividends from investment income—net	(.16)	(.29)	(.36)	(.43)	(.39)
Net asset value, end of period	10.80	10.84	10.72	10.50	10.40
Total Return (%)	1.16	4.01	5.49	5.22	3.79
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.78	.73	.78	.77	.76
Ratio of net expenses
to average net assets	.78	.73	.77	.76	.76
Ratio of net investment income
to average net assets	.96	2.22	3.25	4.19	3.65
Portfolio Turnover Rate	100.24	138.34	108.58	182.51	247.78[b]
Net Assets, end of period ($ x 1,000)	195,801	223,563	211,955	182,382	219,788

a Based on average shares outstanding at each month end.
b The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended November 30, 2006 was 242.91%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Short-Intermediate Government Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures and options are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	19,340,823	—	19,340,823
Mutual Funds	10,496,369	—	—	10,496,369
U.S. Government
Agencies/
Mortgage-Backed	—	76,189,598	—	76,189,598
U.S. Treasury	—	99,436,011	—	99,436,011
Other Financial
Instruments:
Futures††	4,922	—	—	4,922

†	See Statement of Investments for industry classification.
††	Amount shown represents unrealized appreciation at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for signifi-

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

cant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at November 30, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended November 30, 2010, The Bank of New York Mellon earned $6,502 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended November 30, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	11/30/2009 ($)	Purchases ($)	Sales ($)	11/30/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	21,212,000	101,203,000	118,123,000	4,292,000	2.2
Dreyfus
Institutional
Cash
Advantage
Fund	52,412,715	68,395,623	114,603,969	6,204,369	3.2
Total	73,624,715	169,598,623	232,726,969	10,496,369	5.4

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended November 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,691,566, accumulated capital losses $17,170,039 and unrealized appreciation $1,544,596. In addition, the fund had $24,567 of capital losses realized after October 31, 2010, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2010. If not applied, $10,918,861 of the carryover expires in fiscal 2012, $2,852,882 expires in fiscal 2013, $2,906,276 expires in fiscal 2014 and $492,020 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2010 and November 30, 2009 were as follows: ordinary income $3,181,833 and $6,029,089, respectively.

During the period ended November 30, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains and losses on mortgage-backed securities and expiration of capital loss carryovers, the fund increased accumulated undistributed investment income-net by $1,393,165, increased accumulated net realized gain (loss) on investments by $7,584,718 and decreased paid-in capital by $8,977,883. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2010, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 2010, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2010, the fund was charged $161,878 pursuant to the Shareholder Services Plan.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2010, the fund was charged $81,834 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2010, the fund was charged $9,300 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $548.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2010, the fund was charged $17,948 pursuant to the custody agreement.

During the period ended November 30, 2010, the fund was charged $6,399 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $80,947, custodian fees $3,207, chief compliance officer fees $1,152 and transfer agency per account fees $24,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended November 30, 2010, amounted to $204,928,043 and $192,995,784, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board ofTrade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counter-party credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at November 30, 2010 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2010:

Value ($)
Interest rate futures contracts	3,692,680

At November 30, 2010, the cost of investments for federal income tax purposes was $203,918,205; accordingly, accumulated net unrealized appreciation on investments was $1,544,596, consisting of $1,981,321 gross unrealized appreciation and $436,725 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Short-Intermediate Government Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Short-Intermediate Government Fund, including the statements of investments and financial futures, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short-Intermediate Government Fund at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York January 25, 2011

The Fund 27

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary income dividends paid during its fiscal year ended November 30, 2010 as qualifying interest related dividends.

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 14 and 15, 2010, the Board considered the re-approval for an annual period (through August 31, 2011) of the fund’s Management Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund by Dreyfus pursuant to the Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail front-end load and no-load short U.S. government funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail front-end load and no-load short U.S. government funds (the “Performance Universe”), selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons for various periods ended May 31, 2010.The Board members noted that the fund’s total return performance was above the Performance Group and the Performance Universe medians for all periods except the one-year period ended May 31, 2010, when it was below the Performance Group and Performance Universe medians.The Board members also noted that the fund’s yield performance for the past ten one-year periods ended May 31 (2001 - 2010) was variously above and below the Performance Group and Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of its Lipper category average.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund’s contractual management fee was higher than the Expense Group median, the fund’s actual management fee was higher than the Expense Group and Expense Universe medians and the fund’s total expense ratio was lower than the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the advisory fees paid by the only mutual fund managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the fund’s Lipper category (the “Similar Fund”), and by other accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). Dreyfus representatives explained the nature of the Similar Accounts and the differences in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Fund and Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that Dreyfus did not realize a profit on the Fund’s operations.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall relative performance.

  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative performance, expense and management fee information, costs of the services pro- vided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 170
———————
Clifford L. Alexander, Jr. (77)
Board Member (2003)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
No. of Portfolios for which Board Member Serves: 46
———————
David W. Burke (74)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 85
———————
Whitney I. Gerard (76)
Board Member (1989)
Principal Occupation During Past 5Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 26

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Nathan Leventhal (67)
Board Member (2009)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 44
———————
George L. Perry (76)
Board Member (1990)
Principal Occupation During Past 5Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 26
———————
Benaree Pratt Wiley (64)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
• President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA
(1991-2005)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 72
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund 35

OFFICERS OF THE FUND (Unaudited) (continued)

The Fund 37

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,564 in 2009 and $30,564 in 2010.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,276 in 2009 and $5,382 in 2010. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,576 in 2009 and $4,382 in 2010. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

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(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $65 in 2009 and $69 in 2010. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2009 and $0 in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $26,086,988 in 2009 and $33,851,490 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

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Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Short-Intermediate Government Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	January 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	January 24, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	January 24, 2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

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